UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2005

TRUE TEMPER SPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive
Suite 200
Memphis, Tennessee 38125

(Address of Principal Executive Offices, including  Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2005, True Temper Sports, Inc. issued a press release announcing its results of operations for the year ended December 31, 2004.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

Item 9.01. Information to Be Included in the Report.

(c) Exhibits

99.1                           Press Release issued by True Temper Sports, Inc. dated March 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

True Temper Sports, Inc.

Date: March 30, 2005	By:	/s/ SCOTT C. HENNESSY

	Name:	Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: March 30, 2005	By:	/s/ JASON A. JENNE

	Name:	Jason A. Jenne
	Its:	Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued by True Temper Sports, Inc. on March 30, 2005 announcing earnings for the year ended December 31, 2004.